UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

LIVENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 299-5900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LTHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2023, Livent Corporation, a Delaware corporation (the “Company” or “Livent”), entered into a Transaction Agreement (the “Agreement”) with Allkem Limited, an Australian public company limited by shares (“Allkem”), and Lightning-A Limited, a limited company incorporated under the laws of the Bailiwick of Jersey (“New Topco”).

The Agreement provides that (a) pursuant to a scheme of arrangement (the “Scheme”) each issued ordinary share of Allkem (the “Allkem Shares”) will be exchanged for one New Topco CHESS Depositary Instrument (a “CDI”), with each CDI representing a beneficial ownership interest (but not legal title) in one ordinary share of New Topco (a “New Topco Share”) or, at the election of the holder of an Allkem Share, one New Topco Share (collectively, the “Scheme Consideration”), and (b) following the implementation of the Scheme, an indirect subsidiary of New Topco will merge with and into Livent (the “Merger” and, together with the Scheme, the “Transactions”), with Livent surviving the Merger as a wholly owned indirect subsidiary of New Topco, pursuant to which each share of common stock, par value $0.001 per share, of Livent (the “Livent Shares”), other than certain excluded shares, will be converted into the right to receive 2.406 New Topco Shares. Certain former Allkem shareholders may, depending on such shareholder’s registered address, receive, in lieu of Scheme Consideration, cash proceeds of the sale of such Scheme Consideration by a sale nominee appointed by Allkem in the manner set forth in the Scheme. As a result of the Transactions, each of Livent and Allkem will become wholly owned subsidiaries of New Topco. Following the completion of the Transactions, former Allkem shareholders are expected to hold approximately 56% of New Topco and former Livent stockholders are expected to hold approximately 44% of New Topco.

The completion of the Transactions (the “Closing”) is subject to customary closing conditions under the Agreement, including, among others: (i) approval by Allkem shareholders of the Scheme by the requisite majorities under the Australian Corporations Act 2001 (Cth) (the “Australian Act”), (ii) approval by Livent stockholders of the Agreement and the Transactions by the requisite majority under the Delaware General Corporation Law (the “DGCL”), (iii) expiration or earlier termination of any applicable waiting period and receipt of regulatory consents, approvals and clearances, in each case, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under relevant antitrust, competition and foreign investment legislation in certain other relevant jurisdictions, (iv) approval of the Federal Court of Australia under the Australian Act, (v) effectiveness under the Securities Act of 1933, as amended, of the registration statement on Form S-4 to be filed by New Topco with the Securities and Exchange Commission and (vi) approval from the New York Stock Exchange to the listing of shares of New Topco to be issued in the Transactions, subject to official notice of issuance. The Transactions are currently anticipated to close by end of the calendar year 2023, subject to satisfaction or waiver of the closing conditions.

The Agreement contains customary representations and warranties of Livent and Allkem relating to their respective businesses, financial statements and public filings, in each case generally subject to customary qualifiers. Additionally, the Agreement provides for customary pre-closing covenants of Livent and Allkem, including, among others, covenants relating to the conduct of their respective businesses during the interim period between the date of the Agreement and the Closing and the obligation of each party to refrain from taking certain actions without the other party’s consent. The Agreement also prohibits Livent’s and Allkem’s solicitation of proposals relating to alternative transactions and restricts each of Livent’s and Allkem’s ablity to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to limited exceptions.

Prior to, but not after, receipt of the approval of the Agreement and the Transactions by Livent stockholders, the Livent board of directors (the “Livent Board”) may, in response to an unsolicited superior proposal for an alternative transaction or an intervening event, effect a change to the Livent Board’s recommendation in certain limited circumstances. Prior to, but not after, receipt of the approval of the Scheme by Allkem shareholders, the Allkem board of directors (the “Allkem Board”) may, in response to an unsolicited superior proposal for an alternative transaction, an intervening event or the independent expert appointed by Allkem to prepare a report on the Scheme failing to conclude that the Scheme is in the best interest of Allkem shareholders, effect a change to the Allkem Board’s recommendation in certain limited circumstances.

The Agreement contains certain termination rights for both Livent and Allkem, including if the Transactions are not completed on or before February 10, 2024, subject in certain circumstances to extension to May 10, 2024 upon notice by either party if necessary to secure certain regulatory approvals. The Agreement provides that, if the Agreement is terminated, a party will pay a $64.6 million termination fee to the other party in the case of certain events described in the Agreement, including if such party terminates the Agreement in connection with such party’s board of directors changing its recommendation and if the other party terminates the Agreement due to such party’s board of directors changing its recommendation. The termination fee may also become payable by Livent or Allkem if the Agreement is terminated in certain circumstances and such party enters into an agreement for an alternative transaction within twelve months of such termination.

The Agreement also contemplates that the Chief Executive Officer of New Topco shall initially be the Chief Executive Officer of Livent, the Chief Financial Officer of New Topco shall initially be the Chief Financial Officer of Livent and that the Chairman of the board of directors of New Topco (the “New Topco Board”) shall initially be the Chairman of Allkem. The Agreement also contemplates that the New Topco Board shall initially consist of fourteen directors, seven of whom shall be designated by Livent from its board of directors (including the Chief Executive Officer of Livent) and seven of whom shall be designated by Allkem from its board of directors. The Agreement contemplates that the name, ticker symbol and headquarters location of New Topco will be mutually determined in good faith by Livent and Allkem.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is being filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included with this filing to provide investors and shareholders with information regarding the terms of the Transactions. It is not intended to provide any other factual information about Livent or Allkem. The representations, warranties, covenants and agreements contained in the Agreement, which were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and shareholders. Investors and shareholders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Livent, Allkem or New Topco or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Livent’s public disclosures.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
2.1^	Transaction Agreement, dated as of May 10, 2023, by and among the Company, Allkem and New Topco
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

^       Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K but will be furnished supplementally to the Securities and Exchange Commission upon request.

No offer or solicitation

This communication and the information contained in it is provided for information purposes only and is not intended to be and shall not constitute a solicitation of any vote or approval, or an offer to sell or solicitation of an offer to buy, or an invitation or recommendation to subscribe for, acquire or buy securities of Allkem, Livent or New Topco, or any other financial products or securities, in any place or jurisdiction, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional information and where to find it

Livent and New Topco plan to file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the contemplated transaction (the “Transaction”), including a registration statement on Form S-4 that contains a proxy statement/prospectus and other documents. Livent will mail the proxy statement/prospectus contained in the Form S-4 to its stockholders. This communication is not a substitution for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction.

THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW TOPCO, LIVENT, ALLKEM, THE TRANSACTION AND RELATED MATTERS. INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TRANSACTION. The proxy statement/prospectus, any amendments or supplements thereto and all other documents filed with the SEC in connection with the Transaction will be available when filed free of charge on the SEC's website (at www.sec.gov). Copies of documents filed with the SEC by Livent will be made available free of charge on Livent's investor relations website (at https://ir.livent.com/overview/default.aspx).

Participants in the Solicitation

Allkem, Livent, New Topco and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Livent’s security holders in connection with the Transaction. Information about Livent’s directors and executive officers is set forth in Livent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 16, 2023, its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, subsequent statements of beneficial ownership on file with the SEC and other filings made from time to time with the SEC. Information about Allkem’s directors and executive officers is set forth in Allkem’s latest annual report dated August 25, 2022, as updated from time to time via announcements made by Allkem on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Livent security holders in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This announcement contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern expectations, strategy, plans, or intentions. However, the absence of these words or similar terms does not mean that a statement is not forward-looking. All forward-looking statements are based on information and estimates available to Livent at the time of this announcement and are not guarantees of future performance.

Examples of forward-looking statements in this communication (made at the date of this communication unless otherwise indicated) include, among others, statements regarding the future performance of Livent, Allkem and New Topco (the “Merged Group”), the perceived and potential synergies and other benefits of the Transaction, and expectations around the financial impact of the Transaction on the Merged Group’s financials. In addition, this announcement contains statements concerning the intentions, beliefs and expectations, plans, strategies and objectives of the directors and management of Livent for Livent and the Merged Group, the anticipated timing for and outcome and effects of the Transaction (including expected benefits to shareholders of Livent), anticipated production, production capacity or construction or development commencement dates, costs or production outputs, capital expenditure and future demand for lithium, expectations for the ongoing development and growth potential of the Merged Group and the future operation of Livent and the Merged Group.

These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of New Topco following completion of the Transaction; and anticipated growth strategies and anticipated trends in Livent’s, Allkem’s and, following the completion of the proposed transaction, New Topco’s business.

In addition, other factors related to the Transaction between Allkem and Livent that contribute to the uncertain nature of the forward-looking statements and that could cause actual results and financial condition to differ materially from those expressed or implied include, but are not limited to: the satisfaction of the conditions precedent to the consummation of the Transaction, including, without limitation, the receipt of shareholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all); potential difficulties in Allkem’s and Livent’s ability to retain employees as a result of the announcement and pendency of the Transaction; risks relating to the value of New Topco’s shares to be issued in the Transaction; disruptions of Allkem’s and Livent’s current plans, operations and relationships with customers caused by the announcement and pendency of the Transaction; legal proceedings that may be instituted against Allkem and Livent following announcement of the Transaction; funding requirements; lithium and other commodity prices; exploration, development and operating risks (including unexpected capital or operating costs); production risks; regulatory restrictions (including environmental regulations and associated liability, changes in regulatory restrictions or regulatory policy and potential title disputes) and risks associated with general economic conditions.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements are detailed in the filings with the SEC, including Livent’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

There can be no assurance that the Transaction will be implemented or that plans of the directors and management of Livent for the Merged Group will proceed as currently expected or will ultimately be successful. Investors are strongly cautioned not to place undue reliance on forward-looking statements, including in respect of the financial or operating outlook for Allkem, Livent or the Merged Group (including the realization of any expected synergies).

Except as required by applicable law, Livent assumes no obligation to, and expressly disclaims any duty to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this communication will, under any circumstances (including by reason of this communication remaining available and not being superseded or replaced by any other presentation or publication with respect to Allkem, Livent or the Merged Group, or the subject matter of this announcement), create an implication that there has been no change in the affairs of Livent since the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVENT CORPORATION

By:	/s/ Gilberto Antoniazzi
Gilberto Antoniazzi,
Vice President and Chief Financial Officer

Dated: May 10, 2023